                                                                   EXHIBIT 24.1
                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer of Greenwood Trust Company, a Delaware banking corporation (the "Corporation"), does hereby constitute and appoint THOMAS R. BUTLER, J. NATHAN HILL, JOHN J. COANE, CHRISTINE A. EDWARDS, RAYMOND A. KENNEDY, BIRENDRA KUMAR, FRANK K. REILLY and JOSEPH A. YOB with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned with full power of substitution and resubstitution to each of said attorneys, to execute, file or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any requirements or regulations of the Securities and Exchange Commission in respect thereto, in connection with the registration under the Securities Act of Credit Card Pass-Through Certificates (the "Certificates") to be issued by a trust originated by the Corporation, and the registration under the Exchange Act of the Certificates, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his or her name in the name and on behalf of the Corporation or as a director or officer of the Corporation, as indicated below opposite his or her signature, to the registration statements, or any amendments, post-effective amendments, supplements or papers supplemental thereto, to be filed in respect of said Certificates; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

          If this Power of Attorney is executed in Counterparts, each counterpart shall be deemed an original.

          IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, as of this 12th day of November, 1996.



    /s/ Thomas R. Butler          Chairman of the Board, Investment Officer,
    --------------------          Loan Officer and Director
        Thomas R. Butler          (Principal Executive Officer)

                                  President, Chief Operating Officer, Loan
     J. Nathan Hill               Officer, Assistant Secretary and Director

                                  Vice President, Director of Accounting,
        John J. Coane             Treasurer and Assistant Secretary
                                  (Principal Financial Officer and Principal
                                  Accounting Officer)

                                  Director
        Christine A. Edwards

                                  Director
        Raymond A. Kennedy

                                  Director
        Birendra Kumar

                                  Director
        Frank K. Reilly

                                  Director
        Joseph A. Yob

          If this Power of Attorney is executed in Counterparts, each counterpart shall be deemed an original.

          IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, as of this 12th day of November, 1996.



                                  Chairman of the Board, Investment Officer,
        Thomas R. Butler          Loan Officer and Director
                                  (Principal Executive Officer)

     /s/ J. Nathan Hill           President, Chief Operating Officer, Loan
     ------------------           Officer, Assistant Secretary and Director
        J. Nathan Hill
                                  Vice President, Director of Accounting,
        John J. Coane             Treasurer and Assistant Secretary
                                  (Principal Financial Officer and Principal
                                  Accounting Officer)

                                  Director
        Christine A. Edwards

                                  Director
        Raymond A. Kennedy

                                  Director
        Birendra Kumar

                                  Director
        Frank K. Reilly

                                  Director
        Joseph A. Yob

          If this Power of Attorney is executed in Counterparts, each counterpart shall be deemed an original.

          IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, as of this 12th day of November, 1996.



                                  Chairman of the Board, Investment Officer,
        Thomas R. Butler          Loan Officer and Director
                                  (Principal Executive Officer)

                                  President, Chief Operating Officer, Loan
        J. Nathan Hill            Officer, Assistant Secretary and Director

                                  Vice President, Director of Accounting,
        John J. Coane             Treasurer and Assistant Secretary
                                  (Principal Financial Officer and Principal
                                  Accounting Officer)

     /s/ Christine A. Edwards     Director
    --------------------------
       Christine A. Edwards

                                  Director
        Raymond A. Kennedy

                                  Director
        Birendra Kumar


    Director
        Frank K. Reilly

                                  Director
        Joseph A. Yob

          If this Power of Attorney is executed in Counterparts, each counterpart shall be deemed an original.

          IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, as of this 12th day of November, 1996.



                                  Chairman of the Board, Investment Officer,
        Thomas R. Butler          Loan Officer and Director
                                  (Principal Executive Officer)

                                  President, Chief Operating Officer, Loan
        J. Nathan Hill            Officer, Assistant Secretary and Director

                                  Vice President, Director of Accounting,
        John J. Coane             Treasurer and Assistant Secretary
                                  (Principal Financial Officer and Principal
                                  Accounting Officer)

                                  Director
        Christine A. Edwards

     /s/ Raymond A. Kennedy       Director
    ------------------------
        Raymond A. Kennedy

                                  Director
        Birendra Kumar

                                  Director
        Frank K. Reilly

                                  Director
        Joseph A. Yob

          If this Power of Attorney is executed in Counterparts, each counterpart shall be deemed an original.

          IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, as of this 12th day of November, 1996.



                                  Chairman of the Board, Investment Officer,
        Thomas R. Butler          Loan Officer and Director
                                  (Principal Executive Officer)

                                  President, Chief Operating Officer, Loan
        J. Nathan Hill            Officer, Assistant Secretary and Director

                                  Vice President, Director of Accounting,
        John J. Coane             Treasurer and Assistant Secretary
                                  (Principal Financial Officer and Principal
                                  Accounting Officer)

                                  Director
        Christine A. Edwards

                                  Director
        Raymond A. Kennedy

     /s/ Birendra Kumar           Director
  ----------------------------
        Birendra Kumar

                                  Director
        Frank K. Reilly

                                  Director
        Joseph A. Yob

          If this Power of Attorney is executed in Counterparts, each counterpart shall be deemed an original.

          IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, as of this 12th day of November, 1996.



                                  Chairman of the Board, Investment Officer,
        Thomas R. Butler          Loan Officer and Director
                                  (Principal Executive Officer)

                                  President, Chief Operating Officer, Loan
        J. Nathan Hill            Officer, Assistant Secretary and Director

                                  Vice President, Director of Accounting,
        John J. Coane             Treasurer and Assistant Secretary
                                  (Principal Financial Officer and Principal
                                  Accounting Officer)

                                  Director
        Christine A. Edwards

                                  Director
        Raymond A. Kennedy

                                  Director
        Birendra Kumar

     /s/ Frank K. Reilly          Director
    --------------------
         Frank K. Reilly

                                  Director
        Joseph A. Yob

          If this Power of Attorney is executed in Counterparts, each counterpart shall be deemed an original.

          IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, as of this 12th day of November, 1996.



                                  Chairman of the Board, Investment Officer,
        Thomas R. Butler          Loan Officer and Director
                                  (Principal Executive Officer)

                                  President, Chief Operating Officer, Loan
        J. Nathan Hill            Officer, Assistant Secretary and Director

                                  Vice President, Director of Accounting,
        John J. Coane             Treasurer and Assistant Secretary
                                  (Principal Financial Officer and Principal
                                  Accounting Officer)

                                  Director
        Christine A. Edwards

                                  Director
        Raymond A. Kennedy

                                  Director
        Birendra Kumar

                                  Director
        Frank K. Reilly

     /s/ Joseph A .Yob            Director
     -----------------
         Joseph A. Yob

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer of Greenwood Trust Company, a Delaware banking corporation (the "Corporation"), does hereby constitute and appoint J. NATHAN HILL and BIRENDRA KUMAR with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned with full power of substitution and resubstitution to each of said attorneys, to execute, file or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any requirements or regulations of the Securities and Exchange Commission in respect thereto, in connection with the registration under the Securities Act of Credit Card Pass-Through Certificates (the "Certificates") to be issued by a trust originated by the Corporation, and the registration under the Exchange Act of the Certificates, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his or her name in the name and on behalf of the Corporation or as a director or officer of the Corporation, as indicated below opposite his or her signature, to the registration statements, or any amendments, post-effective amendments, supplements or papers supplemental thereto, to be filed in respect of said Certificates; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.



          If this Power of Attorney is executed in Counterparts, each counterpart shall be deemed an original.

          IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, as of this 12th day of November, 1996.




                                  President, Chief Operating Officer, Loan
        J. Nathan Hill            Officer, Assistant Secretary and Director

     /s/ John J. Coane            Vice President, Director of Accounting,
    ------------------
         John J. Coane            Treasurer and Assistant Secretary
                                  (Principal Financial Officer and Principal
                                  Accounting Officer)

                                  Director
        Birendra Kumar
